SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): November 12, 1996
                      ------------------------------------


                          CITIBANK (SOUTH DAKOTA), N.A.
                                  ON BEHALF OF
                        STANDARD CREDIT CARD TRUST 1990-3
           (Issuer in respect of the Standard Credit Card Trust 1990-3
              9.50% Class A Credit Card Participation Certificates
              9.85% Class B Credit Card Participation Certificates
                       (collectively, the "Certificates"))

               (Exact name of registrant as specified in charter)



       UNITED  STATES  OF  AMERICA                           33-33861
    (State  or other  jurisdiction  of                (Commission File No.)
            incorporation)

                                   46-0358360
                      (I.R.S. Employer Identification No.)


                           701 EAST 60TH STREET, NORTH
                         SIOUX FALLS, SOUTH DAKOTA 57117
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (605) 331-2626


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     Set forth below are the Class A Certificateholder's Statement and the Class B Certificateholder's Statement (the "Certificateholders' Statements") relating to the Distribution Date occurring on November 12, 1996 and the related Due Period delivered pursuant to Section 5.02 of the Pooling and Servicing Agreement dated as of March 28, 1990 (the "Pooling Agreement") relating to Standard Credit Card Trust 1990-3 among Citibank (South Dakota), N.A., as Seller and Servicer, Citibank (Nevada), National Association, as Seller, and Yasuda Bank and Trust Company (U.S.A.), as Trustee. The Certificateholders' Statements contain information relating to the distribution to Certificateholders on the referenced Distribution Date as well as information relating to the Receivables and the Accounts from which the Receivables have arisen. Capitalized terms used but not defined herein have the meanings set forth in the Pooling Agreement.
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                      CLASS A CERTIFICATEHOLDER'S STATEMENT

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

--------------------------------------------------------------------------------
                        STANDARD CREDIT CARD TRUST 1990-3
--------------------------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 28, 1990, by and among Citibank (South Dakota), N.A., as Seller and Servicer, Citibank (Nevada), National Association, as Seller and Yasuda Bank and Trust Company (U.S.A), as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders and the performance of the Standard Credit Card Trust 1990-3 (the "Trust") during the previous month. The information which is required to be prepared with respect to the distribution on November 12, 1996 Payment Date (the Payment Date") and with respect to the performance of the Trust during the Due Period(s) with respect to such Payment Date is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Class A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

  A.    Information Regarding Distributions to Class A
        Certificateholders (Stated on the Basis of $1,000
        Current Invested Amount).

    1.  The total amount of the distribution to Class A
        Certificateholders on the Distribution Date, per
        $1,000 interest....................................$           47.500

    2.  The amount of the distribution set forth in paragraph
        1 above in respect of principal on the Class A Certi-
        ficates, per $1,000 interest.......................$            0.000

    3.  The amount of the distribution set forth in paragraph
        1 above in respect of interest on the Class A Certi-
        ficates, per $1,000 interest.......................$           47.500

  B.    Information Regarding the Performance of the Trust

    1.  Collections of Receivables.

        (a)  The aggregate amount of Collections of Receivables
             processed during the Due Period(s) with respect
             to the Distribution Date......................$     631,001,884

        (b)  The aggregate amount of Collections of Receivables
             in respect of Finance Charge Receivables processed
             during the Due Period(s) with respect to the
             Distribution Date.............................$      68,156,398 [1]



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        (c)  The aggregate amount of Collections of Receivables
             in respect of Principal Receivables processed during
             the Due Period(s) with respect to the Distribution
             Date..........................................$     562,845,486 [2]

    2.  Allocation of Receivables.

         (a)  The Class A Floating Allocation Percentage for
              the Due Period(s) with respect to the Distribution
              Date..........................................

              First Due Period...... 77.94
              Second Due Period..... 74.77
              Third Due Period...... 62.46
              Fourth Due Period..... 57.17
              Fifth Due Period...... 51.38
              Sixth Due Period...... 45.98

         (b)  The Fixed Allocation Percentage...............   77.94%        [3]

    ------------------------------------------------------------

    [1] Includes Interchange and Recoveries.

    [2] During the Revolving Period, this amount (or the portion thereof received prior to the occurrence of an Amortization Event) will be paid solely to the holders of the Seller Certificate.

    [3] Applicable during the Accumulation Period and any Early Amortization
        Period.


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    3.  Class A Principal Funding Account.

        (a)  The total amount deposited into the Principal
             Funding Account on the Distribution Date(s) with
             respect to the Distribution Date..............$     41,666,667 [4]

        (b)  The total amount on deposit in the Principal
             Funding Account on the Distribution  Date (after
             giving effect to each deposit referred to in
             Item 3(a))....................................$   250,000,000  [4]

    4.  Delinquent Balances.

        (a)  The aggregate outstanding balance of the Accounts
             which were delinquent by 35 days to 64 days as of
             the close of business on the last day of the calendar
             month preceding the Payment Date..............$     14,516,938

        (b)  The aggregate outstanding balance of the Accounts
             which were delinquent by 65 days or more as of the
             close of business on the last day of the calendar
             month preceding the Payment Date..............$     23,025,453

    5.  Class A Investor Default Amount.

        The aggregate Class A Investor Default Amount for the
        Payment Date(s) with respect to the Payment Date...$      1,541,531

    6.  Class A Investor Charge-Offs; Reimbursement of Charge-Offs.

        (a)  The aggregate of the Class A Investor Charge-Offs,
             if any, for the Distribution Date with respect
             to the Payment Date............................$             0

        (b)  The amount of the Class A Investor Charge-Offs set
             forth in Item 6(a) above, per $1,000 interest (which
             will have the effect of reducing, pro rata, the
             amount of each Class A Investor Certificateholder's
             investment....................................$              0

        (c)  The total amount reimbursed to the Trust for such
             Distribution Date(s) in respect of Class A Investor
             Charge-Offs...................................$              0

        (d)  The amount set forth in Item 6(c) above, per $1,000
             interest (which will have the effect of reinstating,
             pro rata, the amount of each Class A Investor
             Certificateholder's investment................$              0

        (e)  The amount, if any, by which the outstanding principal balance of the Class A Investor Certificates exceeds
             the Class A Invested Amount as of the end of the day
             on such Payment Date..........................$              0

    7.  Servicing Fee.

        The aggregate amount of the Monthly Class A
        Servicing Fee paid or payable by the Trust to



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        the Servicer for the Distribution Date.............$      4,893,674

    8.  The existing Deficit Controlled Amortization Amount
        for such Payment Date..............................$

  C.    The Class A Pool Factor.

        The Class A Pool Factor for the preceding Record Date
        (which represents the ratio of the Class A Invested Amount as of such Record Date (adjusted after taking into account any increases or decreases in the Class A Invested Amount
        which will occur on the following Distribution Date) to the
        Class A Initial Invested Amount). The amount of a Certifi-cateholder's pro rata share of the Invested Amount can be determined by multiplying the original denomination of the
        holder's Class A Certificate by the Pool Factor....$           50.00%

  D.    Receivables Balances.

    1.  The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the preceding
        Due Period.........................................$    721,936,340

    2.  The aggregate amount of Finance Charge Receivables in the
        Trust at the close of business on the last day of the
        preceding Due Period...............................$     11,593,427

  E.    Class B Certificates.

    1.  The amount of Reallocated Principal Collections with
        respect to such Distribution Date..................$              0

    2.  The Class B Invested Amount as of the end of the day
        on the Payment Date................................$     62,000,000


                                            CITIBANK, SOUTH DAKOTA,
                                            as Servicer



                                            By:  /s/Susan Sexton
                                                -----------------
                                                 Name:Susan Sexton
                                                 Title:Vice President



 [4]  Applicable during the Scheduled Amortization Period.

 [5]  Applicable during the Accumulation Period.


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                      CLASS B CERTIFICATEHOLDER'S STATEMENT

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

--------------------------------------------------------------------------------
                        STANDARD CREDIT CARD TRUST 1990-3
--------------------------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 28, 1990, by and among Citibank (South Dakota), N.A., as Seller and Servicer, Citibank (Nevada), National Association, as Seller and Yasuda Bank and Trust Company, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Class B Certificateholders and the performance of the Standard Credit Card Trust 90-3 (the "Trust") during the previous month. The information which is required to be prepared with respect to the distribution on November 12, 1996 Payment Date (the "Payment Date") and with respect to the performance of the Trust during the Due Period(s) with respect to such Payment Date is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Class B Certificate. Certain other information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

  A.    Information Regarding Distributions to Class B
        Certificateholders (Stated on the Basis of $1,000
        Current Invested Amount).

    1.  The total amount of the distribution to Class B
        Certificateholders on the Payment Date, per $1,000
        interest...........................................$           49.250

    2.  The amount of the distribution set forth in paragraph
        1 above in respect of principal on the Class B Certi-
        ficates, per $1,000 interest.......................$            0.000

    3.  The amount of the distribution set forth in paragraph
        1 above in respect of interest on the Class B Certi-
        ficates, per $1,000 interest.......................$           49.250

  B.    Information Regarding the Performance of the Trust

    1.  Collections of Receivables.

        (a)  The aggregate amount of Collections of Receivables
             processed during the Due Period(s) with respect
             to the Payment Date...........................$     631,001,884

        (b)  The aggregate amount of Collections of Receivables
             in respect of Finance Charge Receivables processed
             during the Due Period(s) with respect to the
             Payment Date..................................$      68,156,398 [1]




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        (c)  The aggregate amount of Collections of Receivables
             in respect of Principal Receivables processed during
             the Due Period(s) with respect to the Payment
             Date..........................................$     562,845,486 [2]

    2.  Allocation of Receivables.

         (a)  The Class B Floating Allocation Percentage for
              the Due Period(s) with respect to the Payment
              Date..........................................

              First Due Period......  9.66
              Second Due Period.....  9.27
              Third Due Period......  8.45
              Fourth Due Period.....  8.51
              Fifth Due Period......  8.49
              Sixth Due Period......  8.55

         (b)  The Fixed Allocation Percentage...............    9.6648%      [3]

    ------------------------------------------------------------

    [1] Includes Interchange and Recoveries.

    [2] During the Revolving Period, this amount (or the portion thereof received prior to the occurrence of an Amortization Event) will be paid solely to the holders of the Seller Certificate or, under certain circumstances, will be used to fund certain payments with respect to the Class A Certificates.

    [3] Applicable during the Accumulation Period and any Early Amortization
        Period.


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

    3.  Available L/C Amount.

        (a)  The amount  available to be drawn under the
             L/C (the "Available L/C Amount") as of the
             close of business  on the  Payment  Date,
             after giving  effect to any  drawings on the
             L/C and  payments to the L/C Issuer on such
             Payment Date..................................$     33,720,000

        (b)  The ratio of the  Available  L/C  Amount  to
             the  Class B  Invested Amount as of the
             close of business on the Payment Date
             after giving effect to any drawings on the L/C
             and payments to the L/C Issuer
             on such Payment Date..........................          54.387%

    4.  Delinquent Balances.

        (a)  The  aggregate  outstanding  balance  of the
             Accounts  which  were delinquent by 35 days
             to 64 days as of the close of business on
             the last day of the calendar month preceding
             the Payment Date..............................$     14,516,938

        (b)  The  aggregate  outstanding  balance  of the
             Accounts  which  were delinquent  by 65 days
             or more as of the close of  business  on the
             last day of the calendar month preceding
             the Payment Date..............................$     23,025,453

    5.  Class B Investor Default Amount.

        The Class B Investor Default Amount for the
        Distribution Date(s) with respect to the Payment
        Date...............................................$        286,725

    6.  Class B Investor Charge-Offs; Reimbursement of Charge-Offs.

        (a)  The aggregate of the Class B Investor Charge-
             Offs and other reductions in the Class B
             Invested Amount (other than due to the payment
             of principal to the Class B Certificateholders),
             if any, for the Distribution Date(s) with respect
             to the Payment Date...........................$              0

        (b)  The  amount  of  the  Class  B  Investor  Charge-
             Offs  and  other reductions  in the Class B
             Invested  Amount set forth in Item 6(a)
             above, per $1,000 interest (which will
             have the effect of reducing, pro rata,
             the amount of each Class B Certificate-
             holder's investment)..........................$              0

        (c)  The total  amount  reimbursed  to the  Trust
             for such  Distribution Date(s) in respect of
             Class B Investor Charge-Offs and other
             reductions in Class B Invested Amount.........$              0



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        (d)  The amount set forth in Item 6(c) above,
             per $1,000 interest, which will have the
             effect of  reinstating,  pro rata, the amount
             of each Class B Certificateholder's
             investment....................................$              0

        (e)  The amount,  if any, by which the out-
             standing  principal balance of the
             Class B  Investor  Certificates  exceeds
             the Class B  Invested Amount as of the
             end of the day on such Payment Date...........$              0

    7.  Servicing Fee.

        The  aggregate  amount  of the  Class B  Monthly
        Servicing  Fee paid or payable by the Trust
        to the Servicer for the Distribution Date(s)
        with respect to the Payment Date...................$        770,715

    8.  The existing Deficit Controlled Amortization
        Amount for such Payment Date.......................$              0


  C.    The Class B Pool Factor.

        The Class B Pool Factor for the preceding
        Record Date (which  represents the  ratio  of
        the  Class  B  Invested  Amount  as of such  Record
        Date (adjusted  after taking into  account any
        increases or decreases in the Class B Invested
        Amount which will occur on the following
        Distribution Date)  to  the  Class  B  Initial  Invested
        Amount.)  The  Amount  of a Certificateholder's  pro
        rata  share  of  the  Invested  Amount  can be determined
        by multiplying the original denomination of the
        holder's Class B Certificate by the Pool Factor.....          100.00%

  D.    Receivables Balances.

    1.  The aggregate amount of Principal Receivables
        in the Trust at the close of business on the
        last day of the preceding Due Period...............$    721,936,340

    2.  The aggregate amount of Finance Charge
        Receivables in the Trust at the close of
        business on the last day of the preceding
        Due Period.........................................$     11,593,427


                                                  CITIBANK, SOUTH DAKOTA,
                                                  as Servicer



                                                  By:  /s/Susan Sexton
                                                       Name:Susan Sexton
                                                       Title:Vice President



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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CITIBANK (SOUTH DAKOTA), N.A.,
                                            as Servicer
                                            Standard Credit Card Trust 1990-3



                                            By:  /s/ Eugene D. Rowenhorst
                                                 -------------------------
                                                 Eugene D. Rowenhorst
                                                 Senior Vice President

Dated: November 18, 1996

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